Supplement dated November 29, 2010
to the

Buffalo Funds®
Prospectus and Statement of Additional Information (“SAI”)
dated July 29, 2010

Buffalo Growth Fund
Buffalo Large Cap Fund
(collectively, the “Funds”)

On November 19, 2010, the Board of Trustees (the “Board”) of Buffalo Funds (the “Trust”) approved an amendment to the Management Agreement between the Trust, on behalf of the Funds, and Kornitzer Capital Management, Inc. (the “Advisor”), as investment advisor and manager of the Buffalo Funds, pursuant to which the Advisor has agreed to reduce its management fee for the Buffalo Growth Fund and the Buffalo Large Cap Fund from 1.00% to 0.90%, effective December 1, 2010.  Also effective December 1, 2010, the master services fee paid to U.S. Bancorp Fund Services, LLC (“USBFS”) by the Advisor for the Buffalo Growth Fund and the Buffalo Large Cap Fund will be reduced from 0.30% to 0.25%.

The following disclosures are hereby revised to reflect the change to the management fee and master services fee for the Funds:

Prospectus

Page 11 – “Summary Section - Buffalo Growth Fund - Fees and Expenses of the Fund”

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Redemption Fee (as a percentage of amount redeemed within 60 days of purchase)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees1	0.90%
Other Expenses	0.03%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses2	0.94%
1.	Effective December 1, 2010, the management fee was reduced from 1.00% to 0.90%. The table has been restated to reflect the current lower management fee for the Growth Fund.
2.
The Total Annual Fund Operating Expenses for the Growth Fund  do not correlate to the ratio of expenses to average net assets listed in the
Fund’s financial highlights, which reflects the operating expenses of the Fund and does not include the amount of the Fund’s proportionate share of the fees and expenses of other investment companies in which the Fund invests.

Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Growth Fund	$96	$300	$520	$1,155

Page 23 – “Summary Section - Buffalo Large Cap Fund - Fees and Expenses of the Fund”

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Redemption Fee (as a percentage of amount redeemed within 60 days of purchase)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees1	0.90%
Other Expenses	0.08%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses2	0.99%
1.	Effective December 1, 2010, the management fee was reduced from 1.00% to 0.90%. The table has been restated to reflect the current lower management fee for the Large Cap Fund.
2.
The Total Annual Fund Operating Expenses for the Large Cap Fund do not correlate to the ratio of expenses to average net assets listed in the
Fund’s financial highlights, which reflects the operating expenses of the Fund and does not include the amount of the Fund’s proportionate share of the fees and expenses of other investment companies in which the Fund invests.

Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Large Cap Fund	$101	$315	$547	$1,213

Page 55 – “Management - Investment Advisor”

Kornitzer Capital Management, Inc. (“KCM” or the “Advisor”) is the manager and investment advisor for each of the Buffalo Funds.  KCM is responsible for overseeing and implementing each Fund’s investment program and managing the day-to-day investment activity and operations of each Fund.  KCM was founded in 1989.  In addition to managing and advising the Buffalo Funds, KCM provides investment advisory services to a broad variety of individual, corporate and other institutional clients.  As manager, KCM provides or pays the cost of all management, supervisory and administrative services required in the normal operation of the Funds.  This includes: investment management and supervision; transfer agent and accounting services; a portion of foreign custody fees (if applicable); fees for domestic custody services; independent auditor and legal counsel costs; fees and expenses of officers, trustees and other personnel; rent; shareholder services; and other items incidental to corporate administration.  KCM is located at 5420 West 61st Place, Shawnee Mission, KS 66205.  As compensation for KCM’s services, each Fund (except the Growth, Large Cap, Micro Cap and China Funds) pays KCM a fee each month at the annual rate of 1.00% of each Fund’s average daily net assets.  The Growth Fund and Large Cap Fund pay KCM a fee each month at the annual rate of 0.90% as compensation for its services.  The China Fund and the Micro Cap Fund pay KCM a fee each month at the annual rates of 1.50% and 1.45%, respectively, as compensation for its services.

Certain expenses of the Funds are payable by the Funds.  These expenses include a portion of the foreign custody costs (if applicable), taxes, interest, governmental charges and fees, including registration of the Funds with the SEC and the various states, brokerage costs, dues, and all extraordinary costs including expenses arising out of anticipated or actual litigation or administrative proceedings.  A discussion regarding the Board of Trustees’ basis for approving the Funds’ investment advisory agreements is included in the Funds’ annual report to shareholders for the fiscal year ended March 31, 2010.

SAI

Page B-42 – “Management of the Funds – Investment Advisor and Manager”

Kornitzer Capital Management, Inc. serves as the Funds’ investment advisor and manager. KCM is a federally registered investment advisory firm that was founded in 1989.  As of June 30, 2010, KCM managed approximately $6 billion in assets for mutual funds, corporations, pensions and individuals.

KCM is a closely held corporation controlled by persons who are active in the management of the firm’s business.  John C. Kornitzer is the majority stockholder of the firm and serves as the firm’s President and Chairman of KCM’s Board of Directors.  Kent W. Gasaway, Robert Male, Willard Lynch and John C. Kornitzer each own 5% or more of the firm.  Mr. Sarris is affiliated with the Funds through his membership on the Board of Trustees.  Mr. Gasaway is affiliated with the Funds through his service as President of the Trust.

KCM serves as investment advisor and manager of each Fund pursuant to a Management Agreement that requires KCM to provide or pay the costs of all advisory and non-advisory services required to operate the Funds, in exchange for a single unitary management fee.  KCM provides business management and advisory services, and contracts with others to provide other needed services for the Funds.  In this respect, KCM has entered into a Master Services Agreement with USBFS in Milwaukee Wisconsin, pursuant to which USBFS provides or obtains various operational services required by the Funds, pays various Fund expenses and acts as paying agent to compensate other Fund service providers.  Some of the other Fund service providers are affiliates of USBFS.

As compensation for its services, each Fund (other than the Buffalo China Fund, Buffalo Growth Fund, Buffalo Large Cap Fund and the Buffalo Micro Cap Fund) pays KCM a fee at the annual rate of one percent (1.00%) of each Fund’s average daily net assets.  The Buffalo China Fund pays KCM a fee at the annual rate of one and one-half percent (1.50%) of the Fund’s average daily net assets.  The Buffalo Growth Fund and Buffalo Large Cap Fund pay KCM a fee at the annual rate of ninety one-hundredths of a percent (0.90%) of each Fund’s average daily net assets.  The Buffalo Micro Cap Fund pays KCM a fee at the annual rate of one and forty-five one-hundredths of a percent (1.45%) of the Fund’s average daily net assets.  KCM pays US Bancorp a fee of 30/100 of 1% (0.30%) of each Fund’s (other than the Buffalo Growth Fund and Buffalo Large Cap Fund) average daily net assets out of the fees KCM receives from the Funds.  Both KCM’s and USBFS’s fees are computed daily and the Funds pay KCM’s fees monthly.  KCM pays US Bancorp a fee of 25/100 of 1% (0.25%) of the Buffalo Growth Fund and Buffalo Large Cap Fund’s average daily net assets out of the fees KCM receives from the Funds.  Both KCM’s and USBFS’s fees are computed daily and the Funds pay KCM’s fees monthly.

For the past three fiscal years, the following management fees were paid to KCM:

	Fiscal Year Ended March 31,
Name of Fund	2010	2009	2008
Buffalo Balanced	$1,397,525	$1,509,588	$1,799,348
Buffalo China	$317,617	$317,326	$524,225
Buffalo Growth*	$922,877	$942,780	$1,099,771
Buffalo High Yield	$1,439,654	$1,147,788	$1,782,314
Buffalo International	$215,728	$178,081	$106,624
Buffalo Large Cap*	$299,836	$304,857	$557,160
Buffalo Micro Cap	$289,239	$299,894	$678,449
Buffalo Mid Cap	$3,351,478	$2,791,558	$4,470,548
Buffalo Science & Technology	$1,669,656	$1,226,557	$1,809,283
Buffalo Small Cap	$22,247,632	$13,863,010	$21,143,991
* Prior to December 1, 2010, the management fee was 1.00%

Please retain this Supplement with your Prospectus and SAI for future reference.

The date of this supplement is November 29, 2010.